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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 23, 2002




                                INTERVOICE, INC.
             (Exact name of registrant as specified in its charter)


                 Texas                     0-13616              75-1927578
     (State or other jurisdiction        (Commission           (IRS Employer
           of incorporation)            File Number)        Identification No.)


                             17811 Waterview Parkway
                               Dallas, Texas 75252
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 454-8000

                                 Not applicable.

          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On September 18, 2002, Intervoice, Inc. (the "Company") issued a press release announcing information relating to the dismissal without prejudice of the class action lawsuit brought by certain purchasers of the Company's common stock (please refer to the Company's Current Report on Form 8-K filed on September 18, 2002 for more information). In the order dismissing the class action lawsuit, the court granted the plaintiffs an opportunity to refile their lawsuit. The plaintiffs reinstated the lawsuit by filing an amended complaint on September 23, 2002. The Company intends to file a motion to dismiss the amended complaint.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

     (b) PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

     (c) EXHIBITS.

         Not applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERVOICE, INC.


                                            By:  /s/ Dean C. Howell
                                            ------------------------------------
                                                 Dean C. Howell
                                                 Executive Vice President and
Date:    September 25, 2002                      General Counsel


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